UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
August 27, 2026
(Date of the earliest event reported)
Simulations Plus, Inc.
(Exact name of registrant as specified in its charter)

California	001-32046	95-4595609
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
600 Park Offices Drive, Suite 300 #4134, Durham, NC 27713
(Address of principal executive offices) (Zip Code)
661-723-7723
Registrant's telephone number, including area code
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SLP	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders

On August 27, 2026, Simulations Plus, Inc., a California corporation (the “Company”), held a Special Meeting of Shareholders (the “Special Meeting”) to consider and vote upon the proposals set forth below. At the Special Meeting, 15,539,537 or approximately 76.83%, of the Company’s 20,224,838 issued and outstanding shares of common stock entitled to vote as of July 17, 2026, the record date for the Special Meeting, were represented virtually or by proxy. The proposals voted on at the Special Meeting are more fully described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) on July 22, 2026, as supplemented on August 20, 2026 (the “Proxy Statement”), and are incorporated by reference herein.

The final voting results on the proposals presented for shareholder approval at the Special Meeting were as follows:

1. Proposal No. 1: The Company’s shareholders approved the proposal to adopt the Agreement and Plan of Merger, dated as of June 15, 2026 (as it may be amended from time to time, the “Merger Agreement”), by and among the Company, SP Evolution HoldCo II, LLC, a Delaware limited liability company and an affiliate of Altaris, LLC (“Parent”) and SP Evolution BidCo II, LLC, a Delaware limited liability company and a wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which Merger Sub will merge with and into the Company, with the Company surviving the merger as a wholly owned subsidiary of Parent (the “Merger Agreement Proposal”).

The voting results were as follows:

Votes For	Votes Against	Votes Abstaining
14,735,712	771,288	32,537

Accordingly, the Merger Agreement Proposal was approved by the requisite vote of the Company’s shareholders.

2. Proposal No. 2: The Company’s shareholders approved, on an advisory (non-binding) basis, the compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the merger contemplated by the Merger Agreement (the “Merger-Related Compensation Proposal”).

The voting results were as follows:

Votes For	Votes Against	Votes Abstaining
10,930,973	1,174,280	3,434,284

Accordingly, the Merger-Related Compensation Proposal was approved, on an advisory, (non-binding) basis, by the requisite vote of the Company’s shareholders.

3. Proposal No. 3: The Company’s shareholders approved the proposal to approve one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies if there were not sufficient votes to approve the Merger Agreement Proposal (the “Adjournment Proposal”).

The voting results were as follows:

Votes For	Votes Against	Votes Abstaining
14,444,277	986,000	109,260

The Adjournment Proposal was approved. However, because there were sufficient votes to approve the Merger Agreement Proposal, the Special Meeting was not adjourned to solicit additional proxies. Because none of the proposals above were “routine” matters, there could be no broker non-votes occurring in connection with these proposals at the Special Meeting.

No other matters were considered and voted on by the Company’s shareholders at the Special Meeting.

Item 8.01    Other Events

As previously disclosed in the Company’s Current Report on Form 8-K filed with the SEC on August 13, 2026, the closing of the Merger remains subject to the satisfaction or waiver of other customary conditions including without limitation, the receipt of certain regulatory approvals in France.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Any statements contained in this communication that are not statements of historical fact, including statements regarding the Merger, including the expected timing and closing of the Merger; the Company’s ability to consummate the Merger; the expected benefits of the Merger and other considerations taken into account by the Board of Directors of the Company in approving the Merger; and the amounts to be received by shareholders and expectations for the Company prior to and following the closing of the Merger, may be deemed to be forward-looking statements. All such forward-looking statements are intended to provide management’s current expectations for the future of the Company based on current expectations and assumptions relating to the Company’s business, the economy and other future conditions.

Forward-looking statements generally can be identified through the use of words such as “believes,” “anticipates,” “may,” “should,” “will,” “plans,” “projects,” “expects,” “expectations,” “estimates,” “forecasts,” “predicts,” “targets,” “prospects,” “strategy,” “signs,” and other words of similar meaning in connection with the discussion of future performance, plans, actions or events. Because forward-looking statements relate to the future, they are subject to inherent risks, uncertainties and changes in circumstances that are difficult to predict. Such risks and uncertainties include, among others: (i) the timing to consummate the proposed Merger; (ii) the risk that a condition of closing of the proposed Merger may not be satisfied or that the closing of the proposed Merger might otherwise not occur; (iii) the risk that a regulatory approval that may be required for the proposed Merger is not obtained or is obtained subject to conditions that are not anticipated; (iv) the diversion of management time on transaction-related issues; (v) risks related to disruption of management time from ongoing business operations due to the proposed Merger; (vi) the risk that any announcements relating to the proposed Merger could have adverse effects on the market price of the Company Common Shares; (vii) the risk that the proposed Merger and its announcement could have an adverse effect on the ability of the Company to retain customers and retain and hire key personnel and maintain relationships with its suppliers and customers; (viii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement, including in circumstances requiring the Company to pay a termination fee; (ix) the risk that competing offers will be made; (x) unexpected costs, charges or expenses resulting from the Merger; (xi) potential litigation relating to the Merger that has or could be instituted against the parties to the Merger Agreement or their respective directors, managers or officers, including the effects of any outcomes related thereto; (xii) worldwide economic or political changes that affect the markets that the Company’s businesses serve, which could have an effect on demand for the Company’s services and impact the Company’s profitability; (xiii) effects from global pandemics, epidemics or other public health crises; (xiv) changes in the pharmaceutical, biotechnology and regulatory environment that affect demand for the Company’s software and services, including changes in drug development activity or regulatory requirements applicable to simulation and modeling software; (xv) disruptions in the global credit and financial markets, including diminished liquidity and credit availability; (xvi) changes in international trade agreements, including tariffs and trade restrictions; (xvii) cybersecurity vulnerabilities; (xviii) foreign currency volatility; (xix) retention of key employees; and (xx) outcomes of legal proceedings, claims and investigations.

The Company cautions that the foregoing list of factors is not exhaustive. Additional information concerning these and other risk factors is contained in the Company’s most recently filed Annual Report on Form 10-K for the year ended August 31, 2025 and subsequently filed Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other SEC filings, as such filings may be amended from time to time. All of the forward-looking statements made by the Company contained in this communication and all subsequent written and oral forward-looking statements concerning the Company, the Merger or other matters attributable to the Company or any person acting on its behalf are expressly qualified in their entirety by the cautionary statement above.

If any of these risks materialize or any of the Company’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company presently does not know of or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

In addition, forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date of this communication. The Company anticipates that subsequent events and developments will cause the Company’s assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date.
Item 9.01    Financial Statements and Exhibits
(d)    Exhibits

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIMULATIONS PLUS, INC.

Dated: August 28, 2026	By: /s/ Will Frederick
Will Frederick
Executive Vice President and Chief Financial Officer
4